Exhibit 10.81

THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”) is entered into as of December 16, 2013, by and among FUSION NBS ACQUISITION CORP. a Delaware corporation (“Borrower”), FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), NETWORK BILLING SYSTEMS, LLC, a New Jersey limited liability company (“NBS” and together with Parent, the “Guarantors”, and together with the Borrower, the “Credit Parties”), the financial institutions set forth on the signature pages hereto (each a “Lender” and collectively, “Lenders”) and Praesidian Capital Opportunity Fund III, LP as agent for Lenders (in such capacity, “Agent”).

BACKGROUND

Credit Parties, Lenders and Agent are parties to a Securities Purchase Agreement and Security Agreement dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Borrower sold to Lenders Senior Notes in the aggregate principal amount of $6,500,000 bearing interest at 10% per annum (“Series A Notes”) and Senior Notes in the aggregate principal amount of $10,000,000 bearing interest at 11.5% per annum (“Series B Notes”);

Credit Parties have requested that Agent and Lenders amend the Loan Agreement to provide for the sale by Borrower and purchase by Lenders of Senior Notes in the aggregate principal amount of $500,000 bearing interest at 11.15% per annum (“Series C Notes”) and together with the Series A Notes, and the Series B Notes, the “Notes”);

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  Article I of the Purchase Agreement is hereby amended by amending and restating or by adding the terms set forth below and the definitions thereof, as applicable, each in its proper alphabetical order, as follows:

“Interest Rate” shall mean the Series A Interest Rate, Series B Interest Rate or Series C Interest Rate, as applicable.

“Notes”, “Series A Notes”, “Series B Notes” and “Series C Notes” shall have the respective meaning assigned to those terms in the recitals to the Third Amendment to the Agreement, dated as of December 16, 2013 (the “Third Amendment”); the Series A Notes shall be substantially in the form of Exhibit A-1 hereto, the Series B Notes shall be substantially in the form of Exhibit A-2 hereto and the Series C Notes shall be substantially in the form of Exhibit A-3 to the Third Amendment.

“Principal Amount” shall mean, with respect to the Series A Notes, the aggregate principal amount thereof outstanding, with respect to the Series B Notes, the aggregate principal amount thereof outstanding, and with respect to the Series C Notes, the aggregate principal amount thereof outstanding.

“Second Closing Date” mean December 16, 2013.

“Second Transaction Fee” shall mean $10,000.00.

“Series C Interest Rate” shall have the meaning assigned to that term in Section 2.06.

2. Other Amendments to Loan Agreement.  The Loan Agreement shall be amended as follows:

2.1           Section 2.01 shall be amended to read in its entirety as follows:

(a)           Purchase and Sale of the Series A Notes and Series B  Notes.  Subject to the terms and conditions herein set forth, Borrower agrees that it will issue and sell to each Lender, and each Lender agrees that it will acquire from the Borrower on the Closing Date the Series A Notes and the Series B Notes, substantially in the forms thereof attached hereto, appropriately completed in conformity herewith, in the principal amounts set forth opposite such Lender’s name on Schedule 2.01 attached to the Third Amendment, at the purchase prices with respect to such Notes set forth opposite such Lender’s name on Schedule 2.01 attached to the Third Amendment.

(b)           Purchase and Sale of the Series C Notes.  Subject to the terms and conditions herein set forth, Borrower agrees that it will issue and sell to each Lender, and each Lender agrees that it will acquire from the Borrower on the Second Closing Date the Series C Notes, substantially in the form thereof attached to the Third Amendment, appropriately completed in conformity herewith, in the principal amounts set forth opposite such Lender’s name on Schedule 2.01 attached to the Third Amendment, at the purchase prices with respect to such Notes set forth opposite such Lender’s name on Schedule 2.01 attached to the Third Amendment.

2.2           Section 2.04 shall be amended to read in its entirety as follows:

(a)           Closing.  The purchase and issuance of the Series A Notes, Series B Notes and Warrants shall take place at the closing (the “Closing”) to be held at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022 at 10:00 a.m., New York time, on October 29, 2012 (the “Closing Date”).  At the Closing, the Borrower shall deliver the Series A Notes and Series B Notes and Parent shall deliver the Warrants to the Lenders against delivery by the Lenders to the Borrower of the purchase price therefor.  In each case, payment of such purchase price shall be by wire transfer of immediately available funds.

(b)           Second Closing.  The purchase and issuance of the Series C Notes shall take place at the closing (the “Second Closing”) to be held at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022 at 10:00 a.m., New York time, on the Second Closing Date.  At the Second Closing, the Borrower shall deliver the Series C Notes to the Lenders against delivery by the Lenders to the Borrower of the purchase price therefor.  In each case, payment of such purchase price shall be by wire transfer of immediately available funds.

2.3           The first paragraph of Section 2.06 and Section 2.06(a) shall be amended to read in their entirety as follows:

2.06   Interest.  The Borrower shall pay interest (“Interest”) (i) on the Principal Amount of the Series A Notes at the rate of ten percent (10%) per annum (the “Series A Interest Rate”), (ii) on the Principal Amount of the Series B Notes at the rate of eleven and one-half percent (11.5%) per annum (the “Series B Interest Rate”), and (iii) on the Principal Amount of the Series C Notes at the rate of eleven and fifteen hundredths percent (11.15%) per annum (the “Series C Interest Rate”), as set forth in clause (a) below.  Interest on the Notes shall accrue from and including the date of issuance through and until repayment of the Principal Amount of the Notes and payment of all Interest in full, and shall be computed on the basis of a 360-day year of twelve 30-day months.  Interest shall be paid as follows and all Interest accrued and unpaid through the Maturity Date shall be paid in full on the Maturity Date:

(a)           Cash Interest.  Interest shall be paid monthly in arrears on the last day of each calendar month of each year or, if any such date shall not be a Business Day, on the immediately preceding Business Day to occur prior to such date (each date upon which Interest shall be so payable, an “Interest Payment Date”), beginning on October 31, 2012 with respect to the Series A Notes and the Series B Notes, and on December 31, 2013 with respect to the Series C Notes, by wire transfer of immediately available funds or by Automated Clearing House (ACH) payment, in either case to an account at a bank designated in writing by each Lender.  In the absence of any such written designation, any such Basic Interest payment shall be deemed made on the date a check in the applicable amount payable to the order of each Lender is delivered to such Lender at its last address as reflected in the Note Register of the Borrower; if no such address appears, then to such Lender in care of the last address in such Note Register of any predecessor holder of the Notes (or its predecessor).

2.4           The following section shall be added to the Loan Agreement:

8.18  Equity Raise.  Not later than January 31, 2014 Parent shall sell equity interests in Parent, on terms reasonably satisfactory to Lenders, with net sale proceeds of not less than $500,000.

2.5           Section  10.03 shall be amended to read in its entirety as follows:

10.03.   Scheduled Payments.  The Principal Amount of the Series A Notes shall be paid in installments of $52,083.33 each, together with accrued and unpaid Interest, on each Interest Payment Date beginning with the September 30, 2013 Interest Payment Date.  $250,000 of the Principal Amount of the Series A Notes shall be paid, together with accrued and unpaid Interest thereon on each of the January 31, 2014 and February 28, 2014 Interest Payment Dates. The remaining balance of the Series A Notes shall be paid in full, together with accrued and unpaid Interest, on the Maturity Date.  The Principal Amount of the Series B Notes and Series C Notes shall be paid in full, together with accrued and unpaid Interest, on the Maturity Date.

2.6           Section 10.04 shall be amended to read in its entirety as follows:

10.04           Application of Payments.

(a)           Upon any payment or prepayment of Series A Notes pursuant to any provision of this Agreement, the Principal Amount so paid or prepaid shall be allocated to all Series A Notes at the time outstanding pro rata (based upon the proportion of the respective outstanding Principal Amount of the Series A Notes) until such Series A Notes have been paid in full.

(b)           Upon any payment or prepayment of Series B Notes pursuant to any provision of this Agreement, the Principal Amount so paid or prepaid shall be allocated to all Series B Notes at the time outstanding pro rata (based upon the proportion of the respective outstanding Principal Amount of the Series B Notes) until such Series B Notes have been paid in full.

 (c)           Upon any payment or prepayment of Series C Notes pursuant to any provision of this Agreement, the Principal Amount so paid or prepaid shall be allocated to all Series C Notes at the time outstanding pro rata (based upon the proportion of the respective outstanding Principal Amount of the Series C Notes) until such Series C Notes have been paid in full.

(d)           Payments of the Principal Amount of each Note to each Lender shall be made to the same account and in the same manner as provided in Section 2.06(a).

3. Conditions Precedent.  Upon the satisfaction of the following conditions precedent, this Amendment shall be effective:

(a) Lenders shall have received a counterpart of this Amendment, duly executed and delivered by each of the Credit Parties.

(b) Lenders shall have received the fully executed original Series C Notes.

(c) All representations and warranties set forth in this Amendment shall be true and correct on and as of the effective date hereof.

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof unless otherwise expressly waived herein.

(e) Credit Parties shall have paid to Lenders or Lenders’ designee, the Second Transaction Fee and Lenders’ cost and expenses, including reasonable attorneys’ fees and expenses in connection with this Amendment.

(f) Lenders shall have received such further agreements, consents, instruments and documents, including, without limitation SBA forms, as may be necessary or proper in its reasonable opinion, and in the reasonable opinion of its counsel, to carry out the provisions and purposes of this Amendment.

4. Representations and Warranties.  Each Credit Party represents and warrants to Lenders as follows (all of which representations and warranties shall survive the execution, delivery and performance of this Amendment):

(a) Each Credit Party has the corporate power, authority and legal right to execute, deliver and perform this Amendment and the other instruments, agreements, documents and transactions contemplated hereby to which it is a party (including, without limitation, the Series C Notes), and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment and the other instruments, agreements, and documents to which it is a party and the transactions contemplated hereby and thereby (including, without limitation, the Series C Notes).

(b) No consent of any Person (including, without limitation, stockholders or creditors of the Borrower), and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery and performance by any Credit Party, or the validity or enforceability against any Credit Party, of this Amendment, the Series C Notes or the other instruments, agreements, documents and transactions contemplated hereby to which any Credit Party is a party.

(c) This Amendment, the Series C Notes and the other instruments, agreements, documents and transactions contemplated hereby to which any Credit Party is a party as contemplated hereby have been duly executed and delivered on behalf of each Credit Party a party thereto by its duly authorized officer, and each constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or equitable remedies (whether arising in a proceeding at law or in equity).

(d) All representations and warranties set forth in the Purchase Agreement are true and correct in all material respects as of the effective date hereof, except to the extent that such representations and warranties relate to an earlier date (in which case, such representations and warranties are true and correct in all material respects as of such earlier date).

(e) No Default or Event of Default has occurred and is continuing on the date hereof.

(f) Upon the occurrence of the Second Closing Date, none of the Credit Parties is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound.  Neither the execution and delivery of this Amendment or the Series C Notes, nor compliance with the provisions hereof or thereof will (i) violate any law or regulation, or (ii) result in or cause a violation of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, material agreement or other material instrument to which any of the Credit Parties is a party or by which it may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of any of the Credit Parties, except as permitted by Section 9.02 of the Purchase Agreement or (v) violate any provision of the Organization Documents or any capital stock or similar equity instrument of any of the Credit Parties.

5. Confirmation; Amendment of other Transaction Documents.  The Credit Parties confirm and agree that without limiting any of the existing obligations of any of the Credit Parties under any of the Transaction Documents (i) all collateral for any of the Notes shall secure all Indebtedness under all of the Notes, including without limitation, all security interests in all personal property granted pursuant to any security agreement or pledge agreement and all interests in all real property granted pursuant to any mortgage or deed of trust (ii) the Guaranty shall guaranty all acts, performances and obligations (payment and otherwise) when due of the Borrower under the Purchase Agreement and all Notes, and (iii) any references to the “Purchase Agreement” and to the “Notes” in the Guaranty or any of the other Transaction Documents shall, from and after the date hereof, be deemed to be references to the Purchase Agreement and the Notes (as such terms are defined herein).

6. General Provisions.

(a) Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Purchase Agreement.  The parties hereto expressly do not intend to extinguish the Purchase Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Purchase Agreement (including, without limitation, the Notes) and the other documents contemplated thereby and to reaffirm the rights and obligations contained therein.  The Purchase Agreement as amended hereby and each of the other documents contemplated thereby shall remain in full force and effect.  Except as herein amended, the Purchase Agreement shall remain unchanged and in full force and effect, and is hereby ratified in all respects.  All of the representations, warranties and covenants contained in the Purchase Agreement and this Amendment shall survive the execution and delivery of this Amendment.

(b) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.  Signatures by facsimile shall bind the parties hereto.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

Borrower:	FUSION NBS ACQUISITION CORP.

	By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

Guarantors:	FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

	By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

NETWORK BILLING SYSTEMS, LLC

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman
Title: President

[signature page to third amendment to
securities purchase agreement and security agreement]

Lenders:	PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

	By:	Capital Opportunity GP III, LLC,
its General Partner

	By:	/s/ Glenn Harrison
Name: Glenn Harrison
Title: Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, L.P.

	By:	Praesidian Capital Opportunity GP III-A, LLC,
its General Partner

/s/ Glenn Harrison
Name: Glenn Harrison
Title: Manager

PLEXUS FUND II, LP

	By:	Plexus Fund II GP,
its General Partner

	By:	/s/ Michael Becker
Michael Becker
Manager

[signature page to third amendment to
securities purchase agreement and security agreement]

Agent:	PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

Date	By:	Praesidian Capital Opportunity GP III, LLC,
its General Partner

	By:	/s/ Glenn Harrison
Name: Glenn Harrison
Title: Manager

[signature page to third amendment to
securities purchase agreement and security agreement]

Schedule 2.01
Lender Schedule - Notes

	Series A Notes		Series B Notes		Series C Notes
Name of Lender	Principal Amount	Purchase Price	Principal Amount	Purchase Price	Principal Amount	Purchase Price

Praesidian Capital Opportunity Fund III, LP	$2,342,136.48	$2,312,270.10	$3,603,286.88	$3,603,286.88	$180,164.34	$180,164.34

Praesidian Capital Opportunity Fund III-A, LP	$907,863.52	$896,286.65	$1,396,713.12	$1,396,713.12	$69,835.66	$69,835.66

Plexus Fund II, LP	$3,250,000.00	$3,208,556.74	$5,000,000.00	$5,000,000.00	$250,000.00	$250,000.00

EXHIBIT A-3

Form of Series C Note

(see attached)